Revenue	12 Months Ended
Dec. 31, 2024
Revenue [abstract]
Revenue [Text Block]

18. Revenue

For the period until December 4, 2024, AGGL had an offtake agreement (the "Offtake Agreement") with a special purpose vehicle of RK Mine Finance Master Fund I Limited ("Red Kite") under which the AGM would sell 100% of future gold production from the AGM up to a maximum of 2.2 million ounces. The realized gold sale price was a spot price selected by Red Kite during a nine‐day quotational period following shipment of gold from the mine. The Offtake Agreement was terminated on December 4, 2024 for total cash consideration of $13.1 million, which has been presented as an expense in the Statement of Operations and Comprehensive Income for the year ended December 31, 2024.

Subsequent to the termination of the Offtake Agreement, the Company sold its gold to a London Bullion Market Association registered bank at spot gold prices.

During the years ended December 31, 2024 and 2023, the AGM also sold a portion of its production to the Bank of Ghana under the country's gold buying program. As agreed with Red Kite, gold ounces sold to the Bank of Ghana were considered delivered under the Offtake Agreement, and in consideration the AGM paid to Red Kite a "make whole" payment which was calculated in a similar manner to a nine‐day quotational period. The "make whole" payments made to Red Kite were recognized as a reduction of revenues.

Included in revenue of the Company is $0.5 million relating to by-product silver sales for the year ended December 31, 2024.